CHINA**DIRECT**

CHINA DIRECT TRADING CORPORATION™



COMPLETE POWER SOLUTIONS





China Direct Trading Corporation (OTCBB:CHDT)
ValueRich Small-Cap Expo Presentation
March 8-9, 2006

Safe Harbor Statement

Notice

1. DISCLAIMER
   This document is intended to provide a general guide only and does not deal with every important development, legislative or regulatory requirement. It has not been independently verified. We make no representation or warranties that it is complete or that it remains unchanged. You should consult your professional advisors where appropriate and conduct your own inquiries and investigations. It does not constitute legal, accounting, financial taxation, or investment advice, or a commitment to arrange or underwrite any facility by China Direct Trading Corporation This information is intended only for the use of the addressee and is confidential. Disclosure, reproduction or use by any person other than your officers, employees or professional advisors is strictly prohibited.

2. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
   Some statements in this document contain certain "forward-looking" statements of management of China Direct Trading Corporation. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could", "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

   The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the ability to achieve those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Company Overview

- China Direct Trading Corporation
  - Based in South Florida
  - Publicly traded company, with trading symbol CHDT
  - Company web site www.chinadirecttradingco.com

- Global trading company involved in
  - Sourcing finished products and raw materials for distribution worldwide
  - Emphasis on trade between China and the US.
  - Engaged in
    - Product development
    - Manufacturing
    - Distribution
    - Logistics
    - Product placement to importers, distributors, theme parks, and mass retailers.

Company Overview

- China Direct (www.chinadirecttradingco.com) is a holding company engaged through its operating subsidiaries in the following business lines:
  - Souvenir Direct Inc. (SDI), www.souvenirdirect.com, is engaged in product development, manufacturing, distribution, logistics, and product placement into mass retail of souvenir and gift items in 29 countries.
  - Overseas Building Supply (OBS) is engaged in manufacturing, distribution, and logistics of building materials including but not limited to generators, roof tiles, interior doors, and insulation materials.
  - Complete Power Solution (CPS), www.completepower247.com, is a majority-owned subsidiary engaged in providing turnkey solutions for standby commercial and residential power generation.
- China Direct is headquartered in Cooper City, Florida
  - SDI and OBS are housed in these premises
  - OBS has a representative office in China, managed by Board Member Susan Xu.
  - CPS is located in Pompano Beach, Florida, where it houses its sales, general and administrative, and operations personnel

Competitive Strategy

- **China Direct's competitive advantage is based on**
  - Strategic knowledge of sourcing Chinese industrial products
  - Establishing Competitive costs
  - Importing products to the United States
  - Accessing major buyers through various direct and distribution channels
- **China Direct has a competitive and efficient operations with over twenty years of experience**
  - Trading company with low overhead
  - Focused on exploiting its sourcing ability to meet China Direct's customer needs
- **China Direct has now decided to grow by strategic acquisitions designed to quickly expand distribution channels and acquire customer accounts, targeting:**
  - Established distributors in the U.S. and new distribution channels of Chinese-made products in the U.S.
  - China Direct acquired controlling interest in Complete Power Solutions
    - Exclusive generator supplier in two of the largest counties in Florida with Home Depot
    - Acquisition adds Home Depot as a customer which can lead to the trading of other products in the future

Overseas Building Supply, LLC (OBS)

- Spanish-style interlocking clay roof tiles
  - Exclusive distribution agreement with China Minnan Ceramic
  - As of March, 2006 OBS Clay Roof Tiles passed the Compression, Permeability, and Absorption physical properties test required to comply with Dade County code requirements.
  - Final assembly procedure demonstration to Dade County Code Department will exhibit fastening with nails, mortar, and foam, all of which are techniques used for different styles and roof designs.
  - Final Dade County submittal anticipated in April 2006.
  - Upon DC regulatory approval, OBS can deliver up to $5,000,000 tile/mo.
  - 2006 annual production dedicated is 20 million tiles
  - Can ship 2,500,000 tiles per month
  - Will double production capacity by the middle of 2006


Roofing Tile|Interlocking Tile
No. EAVE END TILE
No. RIDGE TILE

Overseas Building Supply, LLC (OBS)

- Generators
  - Agreement with Xiangtan Electric Import & Export Co., ltd. (XEI)
    - Custom-built 40KW standby natural or propane gas generator
    - Shipping to start during end of 2006 Q2
    - Submitted to UL China for approval
    - XEI will also produce 6,500W portable



  - Exclusive North American Agreement for portable generators with Zhejiang Wanhao Machine Science and Technology Co., Ltd.
    - Branded "Silent Solutions" portable generators
    - Will be sold to distributors and retailers nationwide
    - The "Silent Solution" line of portable generators
      - Range from 3,000 watts to 7,200 watts
      - Feature electric starter, wheels, low decibel level
      - MODEL 3000 - 3000W and MODEL 6500 - 6500W Gasoline Generators – Both with 120/240V Output, 12VDC Output and EPA Approved
      - The Company has also introduced 5000W Unit



Overseas Building Supply, LLC (OBS)

- Marketing plan for OBS is based on a combination of
  - Issuing various public announcements
  - Establish relationships with distributors
  - Continue with a direct sales approach to large quantity buyers
    - developers
    - roofing contractors
    - power integrators
- Operations
  - The Company plans to implement an SDI-similar operations plan
  - The Company expects to have orders delivered to customers directly from factories in China, avoiding inventory
  - If a turnkey solution is required, the OBS division will utilize the facilities and turnkey capabilities of the newly acquired Complete Power Solutions subsidiary
- The Company also plans to
  - Market its generators and roof tile products to other sectors of the country where demand is also strong, such as the South West for roof tiles, by combined advertising, search engine optimization, distribution agreements and selective acquisitions of strategic distributors.

Complete Power Solutions (CPS)

CPS resells and installs generators manufacturer by Generac

- Consumer generators - GENERAC Guardian™
  - Prepackaged, state-of-the-art electricity generation system
  - Designed for homes and small businesses from 7 to 150kW
  - Fuel options include natural gas, propane or diesel
  - Full control panel instrumentation for easy on-site usage
  - The Guardian emergency power system is the most powerful, fully automatic, enclosed generator of its size available anywhere. They are quiet, reliable, and loaded with these special features:
    - Automatic Engine Start/Stop
    - Automatic Electric Load Transfer
    - Automatic Exerciser
    - Automatic Safety Shutdown
    - Battery Charger
    - Main Circuit Breaker
    - Hour Meter



① GUARDIAN Home Standby Generator
② Utility Meter
③ Main Electrical Distribution Panel
④ Automatic Transfer Switch



GUARDIAN

Complete Power Solutions (CPS)

- Commercial Generators
  - Emergency Standby Generators from 7 kW to 150 kW. Standard features included:
    - Factory Warranted Custom Packaging
    - GENERAC Manufactured Alternator
    - Automatic Shutdown Protection Systems
    - RS-232 Communication (Optional)
    - Solid-State Sensing and Starting Controls
    - Permanent Magnet Excitation
      (Optional on 125 kW and Below)
    - Microprocessor-Based Control Panel (Optional



- Power Pads
  - Pre-Engineered for Guardian Generators 7kW – 40kW
  - Code Compliant throughout the State of Florida
  - The Proprietary concrete is designed to Reduce Noise and to Minimize Vibration (STC Rating of 48)
  - 1/3 the weight of normal concrete



Complete Power Solutions (CPS)

- CPS is already established as one of the largest distributors of generators in Southern Florida
  - –Exclusive generator supplier in two of the largest counties in Florida with Home Depot
  - – The company pre-installs generators into patented pads that are later bolted into a customer's location
  - – The Company keeps inventory based on projected demand from customers
  - – CPS will also provide operations capability for OBS, as needed
  - – CPS offers service contracts and financing which is done in house

Souvenir Direct Inc. (SDI)

- Hundreds of souvenir and gift products
  - Custom designed & produced
- Operates as a trader rather than a traditional distributor
- Does not maintain regular or significant inventory
  - Customer product shipped directly from the contract manufacturers
  - Reduces inventory costs, financing costs and burdens and general overhead
- Hold patents and sells products to importers, theme parks and direct to retail worldwide

Souvenir Direct Inc. (SDI)

- Product lines with customer logos and trademarks include
  - Magnets
  - Playing cards
  - Pins
  - Water globes
  - Glassware
  - Photo frames
  - Key chains
  - Spoons & silverware sets
  - Pens & pencils
  - Diecast
  - Bags
  - Tin sets
  - Ceramics

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Souvenir Direct Inc. (SDI)

- SDI marketing & operating process well established
  - Capture Order and send sample to customer
  - Buyer delivers artwork, SDI collects the setup fee, and places the order with the factory
  - Once the production sample is received and the customer approves the order, China Direct collects 30% of the order
  - Typically, these orders are placed with factories with long standing relationships, so no money changes hand with the factory until the order is ready to be shipped
  - At that time the buyer pays the remaining 70% to China Direct
  - China Direct then remits the cost to the factory and keeps the difference as profit
  - Buyers do not deal directly with the factory
  - The Company then delivers the goods to its customer and bills them for all freight, duty, and brokerage charges

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Market Potential - Overall



US Trade Imports of Goods and Services From China
US Import Values (US$ Billions)
1000
900
800
700
600
500
400
300
200
100
0
100
102
125
152
251
317
874
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Year
US Trade Imports from China

- **Trade imports between China and the US**
  - $251 Billion in 2005, CAGR of over 20% since 2000 (Source: US Census Bureau)
  - $874 Billion by 2011 (CAGR of 23%; CHDT estimates)

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Market Potential - Generators


US Generator Market
500
450
400
350
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Year
US Generators Market

- **US market for generators**
  - $335 Million in 2005
  - $348 Million by 2011.

Market Potential – Roof Tiles


US Roof Tile Market
500
450
400
350
300
250
200
150
100
50
0
Sales (US$ Billions)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Year
US Roof Tile Market

- **Market for roof tiles**
  - $363 Billion in 2005
  - $461 Billion by 2011 (CAGR of 4.2%)

Market Potential – Souvenir Items



US Souvenir, Gift, Novelty, and Promotional Products Market
Sales (US$ Millions)
300
250
200
150
100
50
0
178
183
189
194
200
206
212
219
225
232
239
246
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Year
Souvenir, Gift, Novelty, and Promotional Products

- **Market for Souvenirs, gifts, novelty and promotional products**
  - $200 Million in 2004
  - $246 Million by 2011 (CAGR of 3%)

Financial Projections


20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2006
2007
2008
Revenue
Net Earnings

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Competitive Landscape

- **China Direct**
  - Only a handful of pure trading companies in the US, even less in Europe
  - Subsidiaries encounter different competitors in their respective markets
- **SDI**
  - Sells to various levels of the food chain which at the same time can be competitors
  - Under intense competition, the Company remains highly competitive due to its low cost sourcing in China and financing strategy to minimize cash outlays
- **OBS and CPS**
  - Generators
    - Competitors for Generators and roof tiles are numerous
    - Most of these competitors, however, are small and fragmented
  - Roof tiles
    - The major suppliers of roof tiles are
      - Monier Lifetile, a joint venture between two foreign building products manufacturers: Australia's Boral and France's Lafartge.
      - Boral operates a US separate company, US Tile, which is the largest clay roofing tile manufacturer in the US
    - Other manufacturers of roofing tile in the US include
      - In the clay cement and Currier Roof Tile segment
        - Alusa/Cedeska
        - Luodowci
        - MCA Clay Tile
        - US Tile

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Financing Strategy

- From inception to today, the Company has been financed largely by the company Founders and by paying for services with public stock
- The Company's strategy is to access public and private capital (PIPE financing) as necessary for its acquisition strategy
- This presentation is not an offer to sell or a solicitation of any offer to purchase securities. Any such offer is only made by a separate, written PPM issued only to qualified, registered recipients.

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com

Management (I)

- **Howard Ullman** is Chairman, CEO, and Founder
  - 20 years in the souvenir, gift and promotional product market
  - Operated and successfully sold Fason, an importer of magnets, in 1996
  - Founded and operated Magnet World, an overseas manufacturer of magnets, in 1984 and sold the company in 2000
  - Founded, operated, and sold Magnet Hut, a magnet retailer, to his partner in the 4th quarter of 2000
  - When he moved American magnet technology to China to establish a successful joint venture in the Guangzhou province of China, he launched a manufacturing company that, over the last 20 years, has sold more than 100 million magnets, to more than 400 large volume buyers in approximately 75 countries
  - In 2002 launched Souvenir Direct Inc, prior to becoming China Direct Trading Corporation, to leverage his Far East supplier network and to broaden his product line
  - Prior to entering this field, started a regional stock brokerage firm that was successfully sold to a competitor in 1983
  - Holds a Bachelor's Degree in Economics from Tulane University, 1982
- **Susan Xu** is a Board Member
  - Has become a major support to The Company's China activities including running China office
  - Graduated in 1983 with a Bachelors degree from Yan Jing Overseas Chinese University
  - Currently the general manager of Asia-European Bridge Corporation, Ltd. (AEB)
    - Specializes in international business transactions primarily in the high technology and raw materials sectors.
  - Provides consulting services to foreign businesses who seek to do business in China
- **Lorenzo C. Lamadrid** is a Board Member.
  - Managing Director of the Globe Development Group, LLC, a firm that specializes in
    - Development of large-scale energy, power generation, transportation and infrastructure projects in China
    - Provides business advisory services and investments with a particular focus on China and share holder value creation
  - Member of the International Advisory Board and the Executive Committee of Sirocco Aerospace, an international aircraft manufacturer and marketer
  - Director and founding partner of the Fairchild Capital Group, a firm specializing in basic industries and infrastructure investments in China
  - Previously President and Chief Executive Officer of Arthur D. Little, Inc. based in Cambridge, MA
  - Previously President of Western Resources International, Inc., a subsidiary of Western Resources, Inc.
  - Previously Managing Director of The Wing Group, and a subsidiary of Western Resources that develops large-scale international electric power projects.
  - Held other executive and board positions in numerous large and medium sized organizations
  - Graduated magna cum laude with a dual bachelors degree in Chemical Engineering and Administrative Sciences from Yale University, earned an M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School

Management (II)

- **Jeffrey Postal** is a Board Member
  - Businessman and former dentist in Miami, Florida
  - Owns or founded:
    - Sportacular art, a company that is licensed by the NFL, MLB, and NHL to design and manufacture sports memorabilia for retail distribution in the US
    - Weston Sports Management, which arranges appearance of athletes at major retail companies around the country
    - DJP Consulting, a marketing consulting company servicing companies conducting business on the internet
    - Datastream Card Services, which provides billing solutions for companies conducting business on the internet
  - Principal of two dental treatment centers, one being the largest cranio-facial pain and trauma centers in Florida
  - Received a DMD from Temple University in 1984

- **Laurie Holtz** is a Board Member
  - The father of forensic accounting as he pioneered the niche accounting business of finding missing money from companies engaged in fraud or going through bankruptcy
  - Certified public accountant practicing in the greater Miami, Florida region for over 30 years
  - Worked as a forensic auditor in a number of high profile cases over the years
  - Father-in-law of CEO Howard Ullman

- **John Petko** is Vice President of Souvenir Direct Inc. (SDI)
  - Seasoned sales and sourcing veteran of souvenirs and promotional products
  - Extensive experience in product development, sales, sourcing, and packaging
  - Worked in the industry since 1990 and for three years lived in Hong Kong, designing, selling and sourcing licensed products

- **Bill Dato** is President of Complete Power Solutions, LLC
  - Also a real estate investor at Ridge Developing Holding Corporation, where he provides strategic direction for the selection of properties leading to and operations interest in eight properties in the US
  - Was also a sales consultant at Divi Resorts, responsible for sales and marketing efforts of Seasons Resort, developing the sales and marketing budget, working extensively with attorneys to license property, and providing training and development for the sales force
  - Was also Director of National Marketing at Sunterra Resorts, where he was a marketing and business development manager
  - Previously Director of Operations at Encore marketing Group, where he grew the company to 50 employees representing several key timeshare companies
  - Has also held operations and marketing management responsibilities at an FM radio station, Inter-Pacific Entertainment Group, and Dato Apparel

In conclusion

- **China Direct's competitive advantage is based on**
  - Strategic knowledge of sourcing Chinese industrial products
  - Establishing Competitive costs
  - Importing products to the United States
  - Accessing major buyers through various direct and distribution channels
- **China Direct has a competitive and efficient operations with over twenty years of experience**
  - We are a trading company with low overhead focused on exploiting our sourcing ability to meet current and potential customer needs
- **China Direct is now growing via strategic acquisitions designed to quickly expand distribution channels and acquire customer accounts, targeting:**
  - Established distributors in the U.S. and new distribution channels for Chinese-made products in the U.S.
  - China Direct acquired controlling interest in Complete Power Solutions
    - Exclusive generator supplier in two of the largest counties in Florida with Home Depot
    - Acquisition adds Home Depot as a customer which can lead to the trading of other products in the future

10400 Griffin Rd. Suite 109, Cooper City, Florida 33328
www.chinadirecttrading.com